Carillon Account is a separate account of Union Central Life Insurance Company registered with the Securities and Exchange Commission as a unit investment Trust under the Investment Company Act of 1940. Carillon Account has been divided into twelve subaccounts, each of which invests in a different Portfolio of the funds as follows:

(1) Carillon Fund, Inc., a mutual fund consisting of four separate investment portfolios: Equity Portfolio, Bond Portfolio, Capital Portfolio and S&P 500 Index Portfolio;
(2) the MFS Emerging Growth Series, MFS Growth With Income Series, MFS High Income Series of MFS Variable Insurance Trust;
(3) The Capital Growth Portfolio, International Portfolio and Money Market Portfolio of Scudder Variable Life Investment Fund;
(4) The American Century VP Capital Appreciation Portfolio of American Century Variable Portfolios, Inc.; and
(5) Templeton International Fund Class 2 of Templeton Variable Products Series Fund.

FOR THIS N-30D FILING FOR CARILLON ACCOUNT, PLEASE REFER TO THE
FOLLOWING EDGAR FILINGS:

Carillon Fund, Inc.
Accession #: 0000743773-98-000001
CIK #:   0000743773
Date Filed: February 27, 1998

American Century Variable Portfolios, Inc.
Accession #: 0000814680-98-000004
Date Filed: February 19, 1998

Scudder Variable Life Investment Fund
Accession #: 0000088053-98-000111
Date Filed: February 18, 1998

Templeton Variable Products Series Fund
Accession #: 0000829959-97-000044
Date Filed: March  , 1998

MFS Growth With Income Series of MFS Variable Insurance Trust
Accession #: 0000950156-98-000237
Date Filed: March 6, 1998

MFS High Income Series of MFS Variable Insurance Trust
Accession #:  0000950156-98-000248
Date Filed: March 6, 1998

MFS Emerging Growth Series of MFS Variable Insurance Trust
Accession #:  0000950156-98-000209
Date Filed: March 5, 1998

Templeton International Fund of Templeton Variable Products
Series Fund
Accession #:  0000829959-98-000011
Date Filed: March 10, 1998